The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer or any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-212-834-4154 (collect call) or by emailing Randall Outlaw at randall.outlaw@jpmorgan.com.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

THE INFORMATION CONTAINED IN THIS COMMUNICATION IS SUBJECT TO CHANGE, COMPLETION OR AMENDMENT FROM TIME TO TIME. YOU SHOULD CONSULT YOUR OWN COUNSEL, ACCOUNTANT AND OTHER ADVISORS AS TO THE LEGAL, TAX, BUSINESS, FINANCIAL AND RELATED ASPECTS OF A PURCHASE OF THESE SECURITIES.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE DEPOSITOR OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE DEPOSITOR IN CONNECTION WITH THE OFFERING TO WHICH THIS COMMUNICATION RELATES.

Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

Fannie Cut

Original	Number of Loans	Total Principal Balance	PERCENT	WA RTCURR	FICO	CLTV	Silent %	DTI	IO %	2nd liens	Fixed %
Eligible	1,304	418,368,299.27	43.28	6.791	641	78.66	14.09	40.52	47.60	0.54	20.27
Non-Eligible	3,758	548,238,685.66	56.72	7.544	623	79.27	19.43	42.37	11.97	6.99	27.60
Total:	5,062	966,606,984.93	100.00	7.218	631	79.01	17.12	41.57	27.39	4.20	24.43

Final Cut	Number of Loans	Total Principal Balance	PERCENT	WA RTCURR	FICO	CLTV	Silent %	DTI	IO %	2nd liens	Fixed %
Non-Conforming	2,405	513,468,773.53	53.12	7.195	632	79.36	13.03	40.88	38.78	4.91	24.42
Conforming	2,657	453,138,211.40	46.88	7.245	629	78.61	21.76	42.36	14.48	3.40	24.43
Total:	5,062	966,606,984.93	100.00	7.218	631	79.01	17.12	41.57	27.39	4.20	24.43

Fannie Cut

Final Cut
	Total	Conforming	Non-Conforming
Total Balance	966,606,985	453,138,211	513,468,774
Average Balance	190,954	170,545	213,501
Loan Count	5,062	2,657	2,405
WA Coupon	7.218%	7.245%	7.195%

Orig Term	358	358	359
Rem Term	356	356	356
Seasoning	3	3	3

1st Lien %	95.80%	96.60%	95.09%
2nd Lien %	4.20%	3.40%	4.91%
FRM %	24.43%	24.43%	24.42%
ARM %	75.57%	75.57%	75.58%
Balloon %	6.24%	6.35%	6.15%
IO %	27.39%	14.48%	38.78%
WA CLTV	79.01%	78.61%	79.36%
WA FICO	631	629	632

Loan Purpose
Purchase	29.63%	31.77%	27.73%
Cash-out Refinance	64.83%	62.84%	66.58%
Rate/Term Refinance	5.55%	5.39%	5.68%

Documentation
Full	51.69%	55.88%	47.98%
Reduced/Limited	0.90%	0.37%	1.23%
Stated	46.60%	43.70%	49.15%
NA/NI	0.81%	0.00%	1.53%

Occupancy
Primary	93.28%	91.71%	94.68%
Secondary/Investor	1.76%	1.65%	1.85%
Non-owner	4.96%	6.65%	3.47%

Property Type
SingleFamily	73.07%	71.33%	74.90%
MH	1.48%	0.00%	2.78%

Top 3 States
First	CA(32%)	CA(21%)	CA(42%)
Second	FL(10%)	FL(12%)	NY(8%)
Third	NY(8%)	MA(8%)	FL(8%)

ARM Characteristics
Margin	5.334%	5.399%	5.276%
Minimum Rate	7.124%	7.202%	7.055%
Life Cap	13.143%	13.222%	13.073%
Periodic Rate Cap	1.001%	1.001%	1.001%